SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 1999


                                  COVANCE INC.
             (Exact name of Registrant as specified in its charter)


  Delaware                       1-12213                      22-3265977
(State or other                (Commission                 (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


210 Carnegie Center, Princeton, New Jersey                       08540
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code:  (609) 452-4440




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Item 5. Other Events.

                  On April 28, 1999, Covance Inc., a Delaware corporation ("Covance"), and PAREXEL International Corporation, a Massachusetts corporation ("PAREXEL"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, a subsidiary of Covance will be merged with and into PAREXEL and PAREXEL will become a wholly owned subsidiary of Covance (the "Merger") subject to obtaining, among other things, applicable stockholder and regulatory approvals. As of the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of PAREXEL ("PAREXEL Common Stock"), other than shares held in PAREXEL's treasury, owned by Covance or any wholly owned subsidiary of Covance or of PAREXEL, or held by stockholders of PAREXEL who exercise their appraisal rights under Massachusetts law, will be converted into the right to receive 1.184055 shares of common stock, par value $0.01 per share, of Covance ("Covance Common Stock"). In addition, on April 28, 1999, Covance and PAREXEL entered into Option Agreements pursuant to which PAREXEL granted Covance an option to purchase up to 19% of the issued and outstanding shares of PAREXEL Common Stock at the time of the exercise (the "PAREXEL Option Agreement") and Covance has granted PAREXEL an option to purchase up to 10% of the issued and outstanding shares of Covance Common Stock at the time of exercise (the "Covance Option Agreement"), in each case, under certain circumstances involving the termination of the Merger Agreement.

                  The foregoing description of the Merger, the Merger Agreement, the PAREXEL Option Agreement and the Covance Option Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, the PAREXEL
Option Agreement, a copy of which is attached hereto as Exhibit 4.1, and the Covance Option Agreement, a copy of which is attached hereto as Exhibit 10.1. The Merger Agreement, the PAREXEL Option Agreement and the Covance Option Agreement are hereby incorporated by reference in their entirety. A copy of the joint press release issued by Covance and PAREXEL on April 29, 1999 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None.

         (b)      Pro forma financial information.

                  None.


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         (c)      Exhibits.


     2.1. Agreement and Plan of Merger, dated as of April 28, 1999, among Covance Inc., CCJ Holding Corp. and PAREXEL International Corporation.

     4.1. Stock Option Agreement, dated as of April 28, 1999, among Covance Inc., as grantee, and PAREXEL
             International Corporation, as issuer.

    10.1. Stock Option Agreement, dated as of April 28, 1999, among PAREXEL International Corporation, as grantee, and Covance Inc., as issuer.

    99.1. Press Release issued jointly by Covance Inc. and PAREXEL International Corporation on April 29, 1999.



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                                  EXHIBIT INDEX


Exhibit
  No.          Description
-------        -----------

 2.1. Agreement and Plan of Merger, dated as of April 28, 1999, among Covance Inc., CCJ Holding Corp. and PAREXEL International Corporation.

 4.1. Stock Option Agreement, dated as of April 28, 1999, among Covance Inc., as grantee, and PAREXEL International Corporation, as issuer.

10.1. Stock Option Agreement, dated as of April 28, 1999, among PAREXEL International Corporation, as grantee, and Covance Inc., as issuer.

99.1 Press Release issued jointly by Covance Inc. and PAREXEL International Corporation on April 29, 1999.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            COVANCE INC.



Date:    May 4, 1999                        /s/ Jeffrey S. Hurwitz
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                                            Name:  Jeffrey S. Hurwitz
                                            Title: General Counsel and Secretary